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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of Earliest Event Reported): June 14, 1998



                           EXCEL COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

           1-13433                                         75-2720091
--------------------------------         ---------------------------------------
  (Commission File Number)                 (I.R.S. Employer Identification No.)


      8750 NORTH CENTRAL EXPRESSWAY
        DALLAS, TEXAS, SUITE 2000                         75231
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 (Address of Principal Executive Offices)               (Zip Code)


                                 (214) 863-8000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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



ITEM 5.           OTHER EVENTS

                  EXCEL Communications, Inc. entered into an Agreement and Plan of Merger ("Merger Agreement"), dated as of June 14, 1998, among Teleglobe Inc. ("Teleglobe"), a corporation governed by the Canada Business Corporations Act (the "CBCA"), North Merger Sub Corporation, a Delaware corporation ("Merger Sub"), and EXCEL Communications, Inc., a Delaware corporation ("EXCEL"). Merger Sub is a newly formed corporation which is a wholly owned subsidiary of Teleglobe. Reference is made to the Merger Agreement and the Joint Press Release, dated June 14, 1998 issued by Teleglobe and EXCEL which are attached as Exhibits 2 and 99, respectively, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits

2 Agreement and Plan of Merger, dated as of June 14, 1998, by and among Teleglobe Inc., North Merger Sub Corporation and EXCEL Communications, Inc.

99 Press Release, dated June 14, 1998, issued by Teleglobe Inc. and EXCEL Communications, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EXCEL Communications, Inc.



Date:  June 22, 1998                            /s/  J. Christopher Dance
                                                -------------------------
                                                By:  J. Christopher Dance
                                                Executive Vice President,
                                                Secretary and General Counsel

                                  EXHIBIT INDEX


Exhibit No.                            Description
----------                             -----------

2 Agreement and Plan of Merger, dated as of June 14, 1998 among Teleglobe Inc., North Merger Sub Corporation and EXCEL Communications, Inc.

99 Press Release, dated June 14, 1998, issued by Teleglobe Inc. and EXCEL Communications, Inc.




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